UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 24, 2015

CHICOPEE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-51996	20-4840562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 Center Street, Chicopee, Massachusetts	01013
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (413) 594-6692

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 24, 2015, Chicopee Bancorp, Inc. (the "Company"), the holding company for Chicopee Savings Bank, issued a press release announcing the Company's financial results for the three months ended March 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 8.01. Other Events.

On April 24, 2015, the Company announced a cash dividend of $0.07 per share of its common stock to stockholders of record as of the close of business on May 8, 2015, payable on or about May 22, 2015. The dividend is discussed in the Company's press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Number	Description
	Exhibit 99.1	Earnings and Dividend Press Release dated April 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2015	CHICOPEE BANCORP, INC.
	By:	/s/ GUIDA R. SAJDAK Guida R. Sajdak Senior Vice President, Chief Financial Officer and Treasurer